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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 26, 2003

                              WITNESS SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Articles)


          DELAWARE                   000-29335                  23-2518693
  (State or Other Jurisdiction     (Commission               (I.R.S. Employer
   of Incorporation)               File Number)              Identification No.)

                           300 COLONIAL CENTER PARKWAY
                                ROSWELL, GA 30076
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (770) 754-1900
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

           On February 26, 2003, Witness Systems, Inc., a Delaware corporation (the "Registrant"), announced that it had reached an agreement with Eyretel plc, company organized under the laws of England and Wales ("Eyretel"), on the terms of a recommended cash offer for all of the shares of Eyretel. A copy of the press release issued by the Registrant on February 26, 2003 concerning the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference. In addition, the Registrant published an offer announcement in the United Kingdom on February 26, 2003 concerning the foregoing transaction. A copy of the U.K. offer announcement is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

           The Registrant commenced the recommended cash offer for all of the shares of Eyretel on February 28, 2003 by publishing the U.K. Offer Document and a Form of Election and Authority in accordance with the requirements of Eyretel's home jurisdiction. Copies of the U.K. Offer Document and the Form of Election and Authority are filed herewith as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

           The Registrant also furnished a Form CB to the Commission on March 3, 2003 containing each of the exhibits filed herewith.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)       Exhibits

                     99.1 Press Release of Registrant, dated February 26, 2003, announcing that it had reached an agreement with Eyretel on a recommended all cash offer for all of the shares of Eyretel.

                     99.2 U.K. Offer Announcement of Registrant, dated February 26, 2003, announcing that it had reached an agreement with Eyretel on a recommended all cash offer for all of the shares of Eyretel.

                     99.3 U.K. Offer Document of Registrant, dated February 28, 2003, commencing the recommended all cash offer for all of the shares of Eyretel.

                     99.4      Form of Election and Authority.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 3, 2003
                                WITNESS SYSTEMS, INC.



                                By:  /s/ Loren B. Wimpfheimer
                                     -------------------------------------------
                                     Loren B. Wimpfheimer
                                     Senior Vice President



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                                  EXHIBIT INDEX

Exhibit No.                  Description of Document
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99.1           Press Release of Registrant, dated February 26, 2003, announcing that it had reached an agreement with Eyretel on a recommended all cash offer for all of the shares of Eyretel.

99.2 U.K. Offer Announcement of Registrant, dated February 26, 2003, announcing that it had reached an agreement with Eyretel on a recommended all cash offer for all of the shares of Eyretel.

99.3 U.K. Offer Document of Registrant, dated February 28, 2003, commencing the recommended all cash offer for all of the shares of Eyretel.

99.4           Form of Election and Authority.